October 25, 2017 EXHIBIT 99.3 Third Quarter 2017 Investor Presentation

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. THIRD QUARTER 2017

3 Today’s presenters THIRD QUARTER 2017 Kevin Hanigan President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 36+ years of Texas banking experience Mays Davenport Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 24+ years of Texas banking experience

4 • Non-performing loans down $22.3 million from Q2 2017 • A $22.1 million decline in classified energy loans drove a $22.0 million decrease in classified loans compared to Q3 2016 Asset quality • Net income totaled $28.7 million, an increase of $774 thousand from Q2 2017 and $1.5 million from Q3 2016 • Company assets of $9.07 billion generated basic earnings per share for Q3 2017 of $0.61 • Loans held for investment3 grew $208.6 million from Q2 2017, while total deposits grew $197.9 million for the same period • Efficiency ratio improved to 44.19% compared to 44.96% for Q2 2017 North Texas Focused • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is home to 22 companies on the 2017 Fortune 500 list • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 Capital Key franchise highlights Profitability levered excess capital while maintaining strong capital levels • TCE / TA4: 8.7% • Estimated Tier 1 common risk-based capital5: 9.17% Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents latest available data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of Q1 2017) 3 Excludes Warehouse Purchase Program loans and loans held for sale 4 See the section labeled "Supplemental Information - Non-GAAP Financial Measures" 5 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve THIRD QUARTER 2017 – FRANCHISE HIGHLIGHTS Profitability

5 Third quarter highlights ($ in millions except for per share data) Quarter ended September 30, 2016 June 30, 2017 September 30, 2017 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 5,757.2 $ 6,409.3 $ 6,617.9 3.3% 14.9 % Total deposits 6,128.1 6,562.5 6,760.4 3.0% 10.3 % Selected profitability data Net interest income $ 73.5 $ 75.7 $ 79.0 4.3% 7.5 % NIM 3.78% 3.77% 3.71% -6bps -7bps Non-interest income $ 11.3 $ 12.3 $ 12.2 (0.8)% 8.4 % Non-interest expense 39.7 39.6 40.3 1.8% 1.6 % Net income 27.2 27.9 28.7 2.8% 5.5 % Core net income2 28.2 27.9 28.5 1.9% 1.0 % Basic EPS 0.59 0.60 0.61 1.7% 3.4 % Core EPS2 0.61 0.60 0.61 1.7% — % Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ THIRD QUARTER 2017 – QUARTERLY HIGHLIGHTS

6 Originated loans Acquired from LegacyTexas Group, Inc. 2012Y 2013Y 2014Y 2015Y 2016Y 2017 Q3 $1,691 $2,050 $2,634 $3,667 $6,065 $6,618 $1,400 Gross loans held for investment1 at Q3 2017 grew $208.6 million from Q2 2017, which included growth in commercial real estate, construction and land, and consumer real estate loans. 45.6% 23.4% 7.9% 4.3% 18.1% 0.7% ($ in millions) Commercially focused loan portfolio Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 As of September 30, 20171 Total Loans HFI1 THIRD QUARTER 2017 – BALANCE SHEET Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer 2 $5,067 Quarterly yield on loans held for investment1: 4.97%

7 • Reserve-based energy portfolio at September 30, 2017 consisted of 53% crude oil reserves and 47% natural gas reserves • At September 30, 2017, 55 reserve- based borrowers and 3 midstream borrowers • $373 million, or 67%, of our outstanding energy loans are backed by private equity firms with significant capital invested and additional equity commitments available Permian Bakken Eagle Ford Ark-La-Tex Mid-Con Energy lending Source: Company documents for loans managed by Energy Finance group R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2017 – ENERGY LENDING Geographic Concentration of Reserves Texas Panhandle Marcellus Gulf of Mexico Central/Southern Louisiana Other 19% 9% 3% 10% 13%7% 9% 2% 3% 25%

8 2017 2018 2019 57% 44% 18% 63% 51% 25% 86% 86% 67% 91% 89% 70% $3 $3 $3 $55 $53 $51 1 % of engineered PDP volumes Source: Company documents for loans managed by Energy Finance group • Reserve-based loans are almost exclusively first liens, with only a $5 million commitment to a 2nd lien facility at September 30, 2017 • No unsecured commitments/exposure • At September 30, 2017, only $1.2 million in outstanding loans to oil field service companies, of which $32,000 are rated substandard Energy lending R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2017 – ENERGY LENDING Hedging Percentages at September 30, 2017 compared to June 30, 2017 with September 30, 2017 Weighted Average Prices1 SNC Breakout of Reserve-Based Energy Loans Non-LTXB Led SNC LTXB Led SNC Direct and Other Participations 54% 4% 42% June 30, 2017 September 30, 2017 Oil Oil Gas Gas

9 Midstream Reserve-based Reserve % 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 $125.8 $141.8 $72.0 $59.6 $27.8 $76.8 $25.6 $22.0 $224.6 $67.6 $209.4 $75.3 $147.3 $74.4 $134.0 $51.0 $104.4 Energy lending Source: Company documents Outstanding loan balances and related loan loss reservesCriticized and classified energy loansR: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2017 – ENERGY LENDING ($ in millions)($ in millions) Energy reserves $16.1 $19.2 $18.7 $24.6 $18.4 • The allowance for loan losses allocated to energy loans at September 30, 2017 totaled $18.4 million • Criticized and classified energy loans at September 30, 2017 declined by $29.6 million from June 30, 2017, primarily due to the resolution of two reserve-based energy relationships Criticized Classified performing Classified non-performing 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 $433.5 $527.2 $504.0 $515.5 $526.8 $53.9 $39.0 $43.1 $30.4 $27.8 3.3% 3.4% 3.4% 4.5% 3.3%

10 Collateral Mix of Houston Portfolio • Continued low LTV in Houston CRE portfolio - 63% for entire Houston portfolio, 69% for energy corridor only • Low loan price per square foot - energy corridor ranges $56-$127 with average of $93 • Only one Houston area loss since the 2003 inception of CRE lending in Houston, totaling only $34 thousand 36% 29% 33% 2% Office Retail Multifamily Other Commercial Real Estate- Houston Source: Company Documents THIRD QUARTER 2017 – BALANCE SHEET $ in thousands except % data Total Houston CRE Portfolio Energy Corridor (all office) Remainder Houston Portfolio Balance at September 30, 2017 $ 457,673 $ 83,853 $ 373,820 % of Houston CRE Portfolio 18% 82% Weighted Average Debt Service Coverage 1.60X 1.53X 1.61X Weighted Average Yield on Debt 10.99% 10.49% 11.12%

11 Total deposits at September 30, 2017 increased by $197.9 million from June 30, 2017, which included growth in savings and money market and non- interest-bearing demand deposits. Core funded, low cost deposit base Source: Company Documents 1 Represents balance acquired on January 1, 2015 ($ in millions) Total Deposits Cost of deposits: 0.61% THIRD QUARTER 2017 – BALANCE SHEET As of September 30, 2017 22.6% 13.2% 43.9% 20.3% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $5,227 1 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2012Y 2013Y 2014Y 2015Y 2016Y 2017 Q3 $2,178 $2,265 $2,658 $3,599 $6,365 $6,760 $1,628 0.54% 0.43% 0.34% 0.29% 0.43% 0.61%

12 Solid net interest income growth • Net interest income for Q3 2017 increased $3.2 million from Q2 2017 and increased $5.5 million from Q3 2016. • The net interest margin for the third quarter of 2017 was 3.71%, a six basis point decrease from the second quarter of 2017 and a seven basis point decrease from the third quarter of 2016. Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2017 – INCOME STATEMENT Net interest income ($mm) NIM 2013Y 2014Y 2015Y 2016Y 2016 Q3 2017 Q3 $118 $133 $241 $282 $73 $79 3.71% 3.78% 4.00% 3.79% 3.78% 3.71%

13 Disciplined expense management THIRD QUARTER 2017 – INCOME STATEMENT ($ in millions) Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non- recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. Efficiency ratio on a GAAP and core basis improved to 44.19% and 44.37%, respectively, for Q3 2017, compared to 44.96% (both GAAP and core) for Q2 2017. Non-interest expense for Q3 2017 increased by $706,000 on a linked-quarter basis, while non-interest income decreased by $99,000 for the same period. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio 2014Y 2015Y 2016Y 2016 Q3 2017 Q3 $133 $241 $282 $73 $79 $21 $45 $48 $13 $12 $87 $150 $156 $40 $40 56.9% 52.5% 47.3% 46.0% 44.4%

14 Asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREO R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2017 – ASSET QUALITY 2013Y 2014Y 2015Y 2016Y 2017 Q3 1.10% 0.91% 0.89% 2.01% 1.36% 2013Y 2014Y 2015Y 2016Y 2017 Q3 0.10% 0.02% 0.09% 0.14% 0.78% Total non-performing loans decreased by $22.3 million from Q2 2017, with only $11.7 million, or 15%, of total NPLs past due at September 30, 2017. Net charge-offs for Q3 2017 included $11.9 million in charge-offs recorded on the resolution of two reserve-based energy relationships.

15 Total Classified Assets (including foreclosed assets) Classified assets increased by $9.8 million from Q2 2017, while a $22.2 million decline in classified energy loans drove a $21.8 million decrease in classified assets compared to Q3 2016. Asset quality Source: Company documents R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 THIRD QUARTER 2017 – ASSET QUALITY ($ in millions) Oil and Gas Corporate Healthcare Finance All Other Loan Portfolios 2016 Q3 2016 Q4 2017 Q1 2017 Q2 2017 Q3 $52.6 $60.2 $40.9 $36.4 $30.8 $10.5 $22.7 $23.3 $19.5 $32.7 $98.8 $161.9 $67.6 $150.5 $75.3 $139.5 $74.4 $130.3 $76.6 $140.1

16 Prudent capital management Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA1 Tier 1 common risk-based2 Tier 1 leverage2 THIRD QUARTER 2017 – CAPITAL 2013Y 2014Y 2015Y 2016Y 2017 Q3 14.7% 13.0% 8.3% 8.6% 8.7% 2013Y 2014Y 2015Y 2016Y 2017 Q3 18.2% 15.1% 9.6% 9.1% 9.2% 2013Y 2014Y 2015Y 2016Y 2017 Q3 15.7% 13.9% 9.5% 8.7% 9.0%

17 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management Capital ratios remain strong; provides dry powder for robust organic growth THIRD QUARTER 2017 – INVESTMENT HIGHLIGHTS

18 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment THIRD QUARTER 2017 – LOOKING AHEAD

19 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. THIRD QUARTER 2017 – OUR VISION

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarter Ended				
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$ 28,617	$ 27,837	$ 18,111	$ 25,174	$ 27,084
Distributed and undistributed earnings to participating securities [1]	92	98	79	131	133
(Gain) loss on sale of branch locations and land	(237)	–	(847)	–	–
Loss on sale of FHA loan portfolio	–	–	–	–	969
Core (non-GAAP) net income	$ 28,472	$ 27,935	$ 17,343	$ 25,305	$ 28,186
Average shares for basic earnings per share	46,664,233	46,596,467	46,453,658	46,346,053	46,227,734
GAAP basic earnings per share	$ 0.61	$ 0.60	$ 0.39	$ 0.54	$ 0.59
Core (non-GAAP) basic earnings per share	0.61	0.60	0.37	0.55	0.61
Average shares for diluted earnings per share	47,158,729	47,005,554	47,060,306	46,873,215	46,546,532
GAAP diluted earnings per share	$ 0.61	$ 0.59	$ 0.38	$ 0.54	$ 0.58
Core (non-GAAP) diluted earnings per share	0.60	0.59	0.37	0.54	0.61

	At or For the Year Ended December 31,				
	2016	2015	2014	2013	2012
GAAP net income available to common shareholders [1]	$ 97,324	$ 70,382	$ 30,942	$ 31,294	$ 35,135
Distributed and undistributed earnings to participating securities [1]	497	534	336	394	106
Merger and acquisition costs	–	1,009	7,071	431	2,621
Net (gain) on sale of insurance subsidiary operations	(39)	–	–	–	–
(Gain) loss on sale of branch locations and land	(2,529)	(190)	–	–	–
Loss on sale of FHA loan portfolio	969	–	–	–	–
Valuation adjustment on mortgage servicing rights	–	121	–	–	–
One-time payroll and severance costs	–	–	234	436	777
Costs relating to sale of ViewPoint Mortgage	–	–	–	–	227
Goodwill impairment	–	–	–	–	532
Core (non-GAAP) net income	$ 96,222	$ 71,856	$ 38,583	$ 32,555	$ 39,398
Average shares for basic earnings per share	46,184,074	45,847,284	37,919,065	37,589,548	35,879,704
GAAP basic earnings per share	$ 2.11	$ 1.54	$ 0.82	$ 0.83	$ 0.98
Core (non-GAAP) basic earnings per share	2.08	1.57	1.02	0.87	1.10
Average shares for diluted earnings per share	46,484,967	46,125,447	38,162,094	37,744,786	35,998,345
GAAP diluted earnings per share	$ 2.09	$ 1.53	$ 0.81	$ 0.83	$ 0.98
Core (non-GAAP) diluted earnings per share	2.07	1.56	1.01	0.86	1.09

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

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LegacyTexas Financial Group, Inc.™

22 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 12,226 $ 12,325 $ 12,130 $ 12,277 $ 11,277 (Gain) loss on sale of branch locations and land (365) — (1,304) — — Loss on sale of FHA loan portfolio — — — — 1,491 Core (non-GAAP) non-interest income $ 11,861 $ 12,325 $ 10,826 $ 12,277 $ 12,768 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 40,295 $ 39,589 $ 39,752 $ 39,548 $ 39,674 Net interest income plus non-interest income 91,190 88,045 88,678 86,361 84,757 Efficiency ratio- GAAP basis 44.19% 44.96% 44.83% 45.79% 46.81% Core (non-GAAP) efficiency ratio: GAAP non-interest expense $ 40,295 $ 39,589 $ 39,752 $ 39,548 $ 39,674 Net interest income plus core (non-GAAP) non-interest income 90,825 88,045 87,374 86,361 86,248 Efficiency ratio- core (non-GAAP) basis 44.37% 44.96% 45.50% 45.79% 46.00%

23 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2016 2015 2014 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 51,931 $ 44,815 $ 20,743 Net (gain) on sale of insurance subsidiary operations (1,181) — — (Gain) loss on sale of branch locations and land (3,891) (293) — Loss on sale of FHA loan portfolio 1,491 — — Valuation adjustment on mortgage servicing rights — 186 — Core (non-GAAP) non-interest income $ 48,350 $ 44,708 $ 20,743 GAAP non-interest expense $ 156,377 $ 151,555 $ 98,092 Merger and acquisition costs — (1,553) (10,291) One-time payroll and severance costs — — (360) Core (non-GAAP) non-interest expense $ 156,377 $ 150,002 $ 87,441 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 282,269 $ 241,077 $ 133,007 GAAP efficiency ratio: Non-interest expense $ 156,377 $ 151,555 $ 98,092 Net interest income plus non-interest income 334,200 285,892 153,750 Efficiency ratio- GAAP basis 46.79% 53.01% 63.80% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 156,377 $ 150,002 $ 87,441 Net interest income plus core (non-GAAP) non-interest income 330,619 285,785 153,750 Efficiency ratio- core (non-GAAP) basis 47.30% 52.49% 56.87%

24 Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 950,092 $ 925,283 $ 899,917 $ 885,365 $ 866,845 Less: Goodwill (178,559) (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (463) (524) (585) (665) (752) Total tangible shareholders' equity $ 771,070 $ 746,200 $ 720,773 $ 706,141 $ 687,534 Shares outstanding at end of period 48,040,059 48,009,379 47,940,133 47,876,198 47,773,160 Book value per share- GAAP $ 19.78 $ 19.27 $ 18.77 $ 18.49 $ 18.15 Tangible book value per share- Non-GAAP 16.05 15.54 15.03 14.75 14.39 Calculation of Tangible Equity to Tangible Assets: Total assets $ 9,068,612 $ 8,970,375 $ 8,436,542 $ 8,362,255 $ 8,440,010 Less: Goodwill (178,559) (178,559) (178,559) (178,559) (178,559) Less: Identifiable intangible assets, net (463) (524) (585) (665) (752) Total tangible assets $ 8,889,590 $ 8,791,292 $ 8,257,398 $ 8,183,031 $ 8,260,699 Equity to assets- GAAP 10.48% 10.31% 10.67% 10.59% 10.27% Tangible equity to tangible assets- Non-GAAP 8.67% 8.49% 8.73% 8.63% 8.32% At or For the Year Ended December 31, 2015 2014 2013 2012 Calculation of Tangible Book Value per share: Total shareholders' equity $ 804,076 $ 568,223 $ 544,460 $ 520,871 Less: Goodwill (180,776) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,030) (813) (1,239) (1,653) Total tangible shareholders' equity $ 622,270 $ 537,760 $ 513,571 $ 489,568 Shares outstanding at end of period 47,645,826 40,014,851 39,938,816 39,612,911 Book value per share- GAAP $ 16.88 $ 14.20 $ 13.63 $ 13.15 Tangible book value per share- Non-GAAP 13.06 13.44 12.86 12.36 Calculation of Tangible Equity to Tangible Assets: Total assets $ 7,691,940 $ 4,164,114 $ 3,525,232 $ 3,663,058 Less: Goodwill (180,776) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,030) (813) (1,239) (1,653) Total tangible assets $ 7,510,134 $ 4,133,651 $ 3,494,343 $ 3,631,755 Equity to assets- GAAP 10.45% 13.65% 15.44% 14.22% Tangible equity to tangible assets- Non-GAAP 8.29% 13.01% 14.70% 13.48%

25 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended September 30, 2017 June 30, 2017 March 31, 2017 December 31, 2016 September 30, 2016 (Dollars in thousands, except per share amounts) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) Net income $ 28,709 $ 27,935 $ 18,190 $ 25,305 $ 27,217 Core (non-GAAP) net income 28,472 27,935 17,343 25,305 28,186 Average total equity 940,606 914,564 900,118 880,250 860,142 Average total assets 8,889,914 8,491,696 8,172,072 8,445,209 8,176,612 Return on average common shareholders' equity 12.21% 12.22% 8.08% 11.50% 12.66% Core (non-GAAP) return on average common shareholders' equity 12.11 12.22 7.71 11.50 13.11 Return on average assets 1.29 1.32 0.89 1.20 1.33 Core (non-GAAP) return on average assets 1.28 1.32 0.85 1.20 1.38